                              AMENDED AND RESTATED
                                   B Y L A W S

                                       O F

                                  PRIMIS, INC.

                  (AMENDED AND RESTATED AS OF JANUARY 17, 2000)

                                TABLE OF CONTENTS

ARTICLE I         OFFICES...........................................................1

   SECTION 1.     REGISTERED OFFICE.................................................1
   SECTION 2.     OTHER OFFICES.....................................................1

ARTICLE II        MEETINGS OF SHAREHOLDERS..........................................1

   SECTION 1.     PLACE OF MEETING..................................................1
   SECTION 2.     TIME OF MEETING...................................................1
   SECTION 3.     SPECIAL MEETING...................................................1
   SECTION 4.     DIRECTOR NOMINATIONS AND OTHER BUSINESS PROPOSALS.................2
   SECTION 5.     NOTICE OF MEETINGS................................................3
   SECTION 7.     VOTING GROUP......................................................3
   SECTION 8.     QUORUM............................................................4
   SECTION 9.     VOTING............................................................4
   SECTION 10.    REMOVAL OF DIRECTORS..............................................4
   SECTION 11.    RECORD DATE.......................................................4

ARTICLE III       BOARD OF DIRECTORS................................................5

   SECTION 1.     GENERAL POWERS....................................................5
   SECTION 2.     NUMBER AND ELECTION...............................................5
   SECTION 3.     TERM OF OFFICE....................................................5
   SECTION 4.     VACANCY...........................................................5
   SECTION 5.     MEETINGS OF THE BOARD OF DIRECTORS................................5
   SECTION 6.     NOTICE OF MEETINGS................................................6
   SECTION 7.     WAIVER OF NOTICE..................................................6
   SECTION 8.     PLACE OF MEETING..................................................6
   SECTION 9.     PARTICIPATION BY COMMUNICATION....................................6
   SECTION 10.    QUORUM............................................................6
   SECTION 11.    VOTING............................................................6
   SECTION 12.    ACTION WITHOUT A MEETING..........................................6
   SECTION 13.    COMPENSATION OF DIRECTORS.........................................7
   SECTION 14.    GENERAL POWERS OF DIRECTORS.......................................7
   SECTION 15.    SPECIFIC POWERS OF DIRECTORS......................................7

ARTICLE IV        COMMITTEES........................................................7

   SECTION 1.     APPOINTING COMMITTEES.............................................7
   SECTION 2.     POWERS OF COMMITTEES..............................................8
   SECTION 3.     COMMITTEE MEETINGS, QUORUM AND VOTING.............................8
   SECTION 4.     REMOVAL FROM COMMITTEES...........................................8
   SECTION 5.     COMPENSATION COMMITTEE............................................8
   SECTION 6.     AUDIT COMMITTEE...................................................9

ARTICLE V         OFFICERS.........................................................10

   SECTION 1.     NUMBER...........................................................10
   SECTION 2.     ELECTION AND TERM................................................10
   SECTION 3.     SALARIES.........................................................10
   SECTION 4.     CHAIRMAN OF THE BOARD............................................10
   SECTION 5.     PRESIDENT........................................................10
   SECTION 6.     VICE PRESIDENT...................................................11
   SECTION 7.     SECRETARY........................................................11
   SECTION 8.     TREASURER........................................................11

                                                     i


   SECTION 9.     DUTIES OF OFFICERS MAY BE DELEGATED..............................12

ARTICLE VI        CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS AND DOCUMENTS...........12

   SECTION 1.     EXECUTION OF CONTRACTS AND DOCUMENTS.............................12
   SECTION 2.     LOANS............................................................12
   SECTION 3.     CHECKS AND DRAFTS................................................13
   SECTION 4.     DEPOSITS.........................................................13
   SECTION 5.     PROXIES..........................................................13
   SECTION 6.     CONFLICTING INTEREST TRANSACTIONS OF DIRECTORS OR OFFICERS.......13

ARTICLE VII         CAPITAL STOCK..................................................13

   SECTION 1.     AUTHORIZATION AND ISSUANCE OF SHARES.............................13
   SECTION 2.     CAPITAL STOCK....................................................13
   SECTION 3.     RECORD OF SHAREHOLDERS...........................................14
   SECTION 4.     LOST CERTIFICATES................................................14
   SECTION 5.     TRANSFERS OF STOCK...............................................14
   SECTION 6.     REGISTERED SHAREHOLDERS..........................................14
   SECTION 7.     FRACTIONAL SHARES OR SCRIP.......................................15

ARTICLE VIII        INDEMNIFICATION................................................15

   SECTION 1.     DEFINITIONS......................................................15
   SECTION 2.     INDEMNIFICATION..................................................16
   SECTION 3.     ADVANCES FOR EXPENSES............................................16
   SECTION 4.     COURT-ORDERED INDEMNIFICATION AND ADVANCES FOR EXPENSES..........17
   SECTION 5.     DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION...............17
   SECTION 6.     SHAREHOLDER APPROVED INDEMNIFICATION.............................18
   SECTION 7.     INDEMNIFICATION OF EMPLOYEES AND AGENTS..........................19
   SECTION 8.     INSURANCE........................................................19
   SECTION 9.     NOT EXCLUSIVE OF OTHER RIGHTS....................................19
   SECTION 10.    SEVERABILITY.....................................................19

ARTICLE IX        EMERGENCY POWERS.................................................20

   SECTION 1.     POWER TO ADOPT...................................................20
   SECTION 2.     LINES OF SUCCESSION OF OFFICERS OR AGENTS........................20
   SECTION 3.     CHANGE OF OFFICE.................................................20
   SECTION 4.     EFFECT OF BYLAWS.................................................20
   SECTION 5.     NOTICES..........................................................20
   SECTION 6.     QUORUM...........................................................20
   SECTION 7.     LIABILITY........................................................20

ARTICLE X         BUSINESS COMBINATIONS............................................20


ARTICLE XI        GENERAL PROVISIONS...............................................21

   SECTION 1.     FISCAL YEAR......................................................21
   SECTION 2.     CORPORATE SEAL...................................................21
   SECTION 3.     ANNUAL STATEMENTS................................................21
   SECTION 4.     INSPECTION OF BOOKS AND RECORDS..................................21
   SECTION 5.     CONFLICT WITH ARTICLES OF INCORPORATION..........................22
   SECTION 6.     DIVIDENDS........................................................22
   SECTION 7.     ADOPTION OF AMENDMENTS TO INCENTIVE STOCK OPTION PLANS...........22

ARTICLE XII         AMENDMENTS.....................................................22

                                    BYLAWS OF
                                  PRIMIS, INC.

                                    ARTICLE I

                                     OFFICES

     Section 1. REGISTERED OFFICE. The registered office shall be in the State of Georgia, County of Fulton. The Board of Directors from time to time may change the address of the registered office, which may be, but need not be, the principal office of the Corporation.

     Section 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Georgia as the Board of Directors may from time to time determine and the business of the Corporation may require or make desirable.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     Section 1. PLACE OF MEETING. All meetings of the Shareholders may be held either within or without the State of Georgia, but in the absence of notice to the contrary Shareholders' meetings shall be held at the principal office of the Corporation.

     Section 2. TIME OF MEETING. The Annual Meeting of the Shareholders shall be held annually within six (6) months after the end of each fiscal year of the Corporation. Failure to hold the Annual Meeting as aforesaid shall not work a forfeiture or dissolution of the Corporation nor shall such failure affect otherwise valid corporate acts.

     Section 3. SPECIAL MEETING. Special Meetings of the Shareholders may be called (a) by the Board of Directors or the person or persons authorized by the Articles of Incorporation or these Bylaws, or (b) upon the written request of the holders of at least twenty-five percent (25%), or such greater or lesser percentage as may be provided in the Articles of Incorporation, of all the votes entitled to be cast on any issue proposed to be considered at the proposed Special Meeting; provided, however, such written request shall be signed and dated by such holders and delivered to the Secretary of the Corporation and, further provided, such written request shall set forth the purpose or purposes for which such meeting is to be held, or (c) if the Corporation has 100 or fewer shareholders of record, upon written request of the holders of at least twenty-five percent (25%), or such lesser percentage as may be provided in the Articles of Incorporation, of all the votes entitled to be cast on any issue to be considered at the proposed Special Meeting; provided, however, such written request shall be signed and dated by such holders and delivered to the Secretary of the Corporation and, further provided, such written request shall set forth the purpose or purposes for which such meeting is to be held. Business transacted at such Special Meetings shall be restricted to the purpose or purposes stated in the notice.

Section 4. DIRECTOR NOMINATIONS AND OTHER BUSINESS PROPOSALS.

     (a) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders only (i) pursuant to the Corporation's notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this Section 4, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 4.

     (b) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph (a) of this Section 4, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the date of the preceding year's annual meeting; provided, however, that if either the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each 3 case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (B) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, (C) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (D) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

     (c) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 4 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy (70) days prior to such annual meeting), a shareholder's notice required by this Section 4 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

     Section 5. NOTICE OF MEETINGS. A Corporation shall give written notice stating the date, time and place of each Shareholders' Meeting, whether special or annual, not less than ten (10) nor more than sixty (60) days before the date of the meeting to each Shareholder of record entitled to vote at such meeting, at such address as last appears on the books of the Corporation. In the case of a Special Meeting, the notice of the meeting must include a description of purpose or purposes for which the meeting is called. Notice of any adjourned meeting need not be given otherwise than by announcement at the meeting, at which the adjournment is taken; provided however, if a new record date for the adjourned meeting is or must be fixed pursuant to Section 11 of Article II of these Bylaws, notice of the adjourned meeting shall be given to persons who are Shareholders as of the new record date.

     Section 6. WAIVER OF NOTICE. Any Shareholder may waive notice of any meeting, whether special or annual, either before, at or after the meeting, and a Shareholder's attendance at a meeting, either in person or by proxy, shall of itself constitute a waiver of notice and waiver of any and all objections to the date, time, place, manner of calling, or consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, except when the Shareholder attends the meeting solely for the purpose of stating such objection. However, any waiver of the notice of a meeting of Shareholders required with respect to an amendment of the Articles of Incorporation, a plan of merger or share exchange, a sale of assets, or any other action which would entitle the Shareholder to dissent pursuant to Code
Section 14-2-1302 and obtain payment for his shares shall not be effective except upon compliance with the provisions of Code Section 14-2-706(c).

     Section 7. VOTING GROUP. A Voting Group means all shares of one or more classes or series that under the Articles of Incorporation or the Georgia Business Corporation Code ("Code") are entitled to vote and be counted together collectively on a matter at a meeting of the Shareholders. All shares entitled by the Articles of Incorporation or the Code to vote generally on the matter are for that purpose a single Voting Group. If the Articles of Incorporation or the Code provide for voting by a single Voting Group on a matter, action on that matter is taken when voted upon by that Voting Group as provided in Section 8. If the Articles of Incorporation or the Code provide for voting by two or more Voting Groups on a matter, action on that matter is taken only when voted upon by each of those Voting Groups counted separately as provided in Section 7. Action may be taken by one Voting Group on a matter even though no action is taken by another Voting Group entitled to vote on the matter.

     Section 8. QUORUM. Shares entitled to vote as a separate Voting Group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation provide otherwise, a majority of the votes entitled to be cast on the matter by the Voting Group constitutes a quorum of that Voting Group for action on that matter. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. If a quorum exists, action on a matter (other than the election of Directors) by a Voting Group is approved if the votes cast within the Voting Group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, these Bylaws or the Code requires a greater number of affirmative votes.

     Section 9. VOTING. Except as otherwise provided for in the Articles of Incorporation, each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a Shareholders' Meeting. At any meeting of the Shareholders, each Shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed to by the Shareholder and bearing a date not more than eleven (11) months prior to such meeting, unless such instrument provides for a longer period.

     Section 10. REMOVAL OF DIRECTORS. At any meeting of Shareholders with respect to which notice of such purpose has been given, one or more Directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares entitled to vote at an election of Directors; provided, however, if cumulative voting is required for the election of Directors, then a Director may be removed if the votes cast against his removal would be sufficient to elect him when cumulatively voted at an election of the entire Board of Directors. If a Director is elected by a Voting Group of Shareholders, only the Shareholders of that Voting Group may participate in the vote to remove the Director. If the Directors have staggered terms, Directors may be removed only for cause unless the Articles of Incorporation provide otherwise. A removed Director's successor may be elected at the same meeting to serve the unexpired term.

     Section 11. RECORD DATE. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors of the Corporation may fix in advance a date as the record date not more than seventy (70) days before the meeting or action requiring a determination of Shareholders. When a determination of Shareholders entitled to notice of or to vote at any meeting of Shareholders has been made as provided in this Section 11, such determination shall apply to any adjournment and reconvened meeting thereof, unless the Board of Directors sets a new record date under this section for the reconvened meeting. If the adjournment is for a date more than 120 days after the date fixed for the original meeting, a new record date must be fixed.

                                   ARTICLE III

                               BOARD OF DIRECTORS

     Section 1. GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors. In addition to the powers and authority expressly conferred upon it by these Bylaws, the Board of Directors shall exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by any legal agreement among Shareholders, by the Articles of Incorporation, or by these Bylaws directed or required to be exercised or done by the Shareholders.

     Section 2. NUMBER AND ELECTION. The Board of Directors of the Corporation shall consist of not less than three (3) nor more than twelve (12) individuals. The precise number of Directors shall be fixed by either the affirmative vote of the holders of at least eighty percent (80%) of all outstanding shares of capital stock entitled to vote in the election of directors or the Board of Directors from time to time. The Directors shall be elected at the Annual Meeting of the Shareholders by a plurality of the votes cast by the shares represented in person or by proxy.

     Section 3. TERM OF OFFICE. Each Director shall serve until the election and qualification of his successor or until his earlier death, resignation or removal as provided in the Articles of Incorporation or these Bylaws. In the case of an increase in the number of directors between elections by the Shareholders, the additional directorships shall be considered vacancies..

     Section 4. VACANCY. Any vacancy occurring in the Board of Directors by death, resignation, retirement, disqualification, increase in the number of Directors or otherwise may be filled by the first to take action of (a) the Shareholders, or (b) the Board of Directors, and if the Directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. If a vacancy occurs as provided for in Section 10 of Article II, such vacancy may be filled as provided for in such section. If the vacant office was held by a Director elected by a Voting Group of Shareholders, only the holders of shares of that Voting Group or the remaining Directors elected by that Voting Group are entitled to fill the vacancy.

     Section 5. MEETINGS OF THE BOARD OF DIRECTORS. The first meeting of each newly elected Board of Directors shall follow immediately after the Annual Meeting of the Shareholders and be held at the same place as the Annual Meeting of the Shareholders, or may be held at such time and place as shall be fixed by the consent in writing of all the Directors. No notice of such meeting to the newly elected Directors shall be necessary in order legally to constitute a meeting of the Board of Directors, provided a quorum shall be present.

     Section 6. NOTICE OF MEETINGS. Unless the Articles of Incorporation provide otherwise, regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting. Unless the Articles of Incorporation provide otherwise, every Special Meeting shall be preceded by at least two (2) days' notice of the date, time and place of the meeting. Such notice shall be in writing unless oral notice is reasonable under the circumstances, and may be communicated in person, by telephone, telegraph, teletype, telecopy, or other forms of wire or wireless communication, or by mail or private carrier. Such notice need not specify the purpose of the Special Meeting of the Board unless required by the Articles of Incorporation.

     Section 7. WAIVER OF NOTICE. A Director may waive notice of any meeting either before or after the meeting stated in the notice. Except as specified herein, the waiver must be in writing, signed by the Director entitled to notice, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A Director's attendance at or participation in a meeting waives any required notice to the Director of the meeting unless the Director at the beginning of the meeting (or promptly upon arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     Section 8. PLACE OF MEETING. The Directors may hold their meetings at the principal office of the Corporation or at such other place or places, either in the State of Georgia or elsewhere, as they may from time to time determine.

     Section 9. PARTICIPATION BY COMMUNICATION. Unless the Articles of Incorporation provide otherwise, the Board of Directors may permit any or all Directors to participate in a regular or special meeting by, or conduct the meeting through the use of any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

     Section 10. QUORUM. Unless a greater number is required by the Articles of Incorporation or the Code, a majority of the Directors in office immediately before the meeting begins shall constitute a quorum of the Board of Directors.

     Section 11. VOTING. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present is the act of the Board of Directors unless the Articles of Incorporation or the Code requires the vote of a greater number of Directors.

     Section 12. ACTION WITHOUT A MEETING. Unless the Articles of Incorporation provide otherwise, action required or permitted to be taken at a Board of Directors' meeting may be taken without a meeting if the action is taken by all members of the Board of Directors. The action must be evidenced by one or more written consents describing the action taken, signed by each Director, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

     Section 13. COMPENSATION OF DIRECTORS. Unless the Articles of Incorporation provide otherwise, the Board of Directors may fix the compensation of Directors.

     Section 14. GENERAL POWERS OF DIRECTORS. The Board of Directors shall have, in addition to such powers as are herein expressly conferred on it and all such powers as may be conferred on it by law, all such powers as may be exercised by the Corporation, subject to the provisions of the Articles of Incorporation and the Code.

     Section 15. SPECIFIC POWERS OF DIRECTORS. The Board of Directors shall also have power:

         (a) to purchase or otherwise acquire property, rights, or privileges for the Corporation, which the Corporation has power to make, at such prices and on such terms as the Board of Directors may deem proper;

         (b) to pay for such property, rights or privileges in whole or in part with money, stocks, bonds, debentures or other securities of the Corporation, or by the delivery of other property of the Corporation;

         (c) to create, make and issue mortgages, bonds, deeds of trust, trust agreements and negotiable or transferable instruments and securities, secured by mortgages or otherwise, and to do every act and thing necessary to effectuate the same;

         (d) to elect the corporate officers and fix their salaries, to appoint employees and trustees, and to dismiss them at its discretion, to fix their duties and emoluments, and to change them from time to time, and to require security as it may deem proper;

         (e) to confer on any officer of the Corporation the power of selecting, discharging or suspending such employees; and

         (f) to determine by whom and in what manner the Corporation's bills, notes, receipts, acceptances, endorsements, checks, releases, contracts, or other documents shall be signed.

                                   ARTICLE IV

                                   COMMITTEES

     Section 1. APPOINTING COMMITTEES. Unless the Articles of Incorporation provide otherwise, the Board of Directors may create one (1) or more committees and appoint members of the Board of Directors to serve on them. Each committee may have one or more members, who serve at the pleasure of the Board of Directors.

     Section 2. POWERS OF COMMITTEES. To the extent specified by the Board of Directors or in the Articles of Incorporation, each committee may exercise the authority granted to the Board of Directors, except that a committee may not:

         (a) approve or propose to Shareholders action that the Code requires to be approved by Shareholders;

         (b) fill vacancies on the Board of Directors or on any of its committees;

         (c) amend the Articles of Incorporation pursuant to Code Section 14-2-1002;

         (d) adopt, amend, or repeal Bylaws; or

         (e) approve a plan of merger not requiring Shareholder approval.

     Section 3. COMMITTEE MEETINGS, QUORUM AND VOTING. Sections 6, 7, 8, 9, 10, 11 and 12 of Article III of these Bylaws which govern meetings, action without meetings, notice and waiver of notice, and quorum and voting requirements of the Board of Directors, apply to committees and their members.

     Section 4. REMOVAL FROM COMMITTEES. The Board of Directors shall have power at any given time to remove any member of any committee, with or without cause, and to fill vacancies in and to dissolve any such committee.

     Section 5. COMPENSATION COMMITTEE. The Board of Directors may, from time to time by a majority vote of the Directors, elect one or more Directors as a Compensation Committee to serve until its authority is revoked or its membership is changed by a majority vote of the Directors. The Compensation Committee shall have the power and authority to formulate, review and recommend to the full Board of Directors compensation proposals with respect to the following matters, provided the Compensation Committee may consult the President or an officer of the Corporation with regard to compensation issues:

         (a) All forms of compensation for Directors and officers of the Corporation, including the form and amount of current salary, deferred salary, cash and non-cash benefits and salary plans for other employees of the Corporation;

         (b) Statutory and non-statutory stock options, stock appreciation rights, phantom stock rights, and any other form of current or deferred compensation payable in the form of the Corporation's stock and/or payable with respect to the current or future value of the Corporation's stock; and

         (c) Corporate perquisites including special benefits to be considered within general corporate policies, establishment of categories of management personnel to whom benefits will be provided or who will be permitted to use benefits, and determination of special benefits on a case by case basis.

     The Compensation Committee shall consist of one or more members of the Board of Directors who shall serve until such time as their successors are elected to the Compensation Committee or such time as such person ceases being a member of the Board of Directors or the Compensation Committee. Any action of the Compensation Committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members of the Committee. The members of the Compensation Committee shall be empowered to participate in a meeting of such Committee by means of conference telephone or similar communications equipment through which all persons participating at the meeting can hear each other.

     The Compensation Committee shall keep minutes of its meetings which minutes shall be reviewed by the Board of Directors and inserted with the Corporation's records.

     Section 6. AUDIT COMMITTEE. The Board of Directors may, from time to time by a majority vote of the Directors, elect one or more Directors as an Audit Committee to serve until its authority is revoked or its membership is changed by a majority of the Directors. The Audit Committee shall:

         (a) recommend to the full Board of Directors the selection of the Corporation's independent accountants;

         (b) review the Corporation's financial statements and the report thereon issued by the Corporation's independent accountants;

         (c) review financial reporting procedures for the Corporation;

         (d) evaluate internal controls of the Corporation;

         (e) assess the performance of the Corporation's independent auditors;
and

         (f) perform such other tasks as may be designated by a majority of the Directors or as required by applicable state and federal laws and regulations.

     Any action of the Audit Committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members of the Committee. Further, the members of the Audit Committee shall be empowered to participate in a meeting of such Committee by means of a conference telephone or similar communications equipment through which all persons participating at the meeting can hear each other.

     The Audit Committee shall keep minutes of its meetings which minutes shall be reviewed by the Board of Directors and inserted with the Corporation's records.

                                    ARTICLE V

                                    OFFICERS

     Section 1. NUMBER. The officers of the Corporation shall be designated and elected by the Board of Directors with such responsibilities and duties as may be designated by the Board of Directors consistent with this Article V. The Board of Directors shall elect at least one officer who shall be responsible for preparing minutes of the Directors' and Shareholders' meetings and for authenticating records of the Corporation. Any two or more offices may be held by the same person. No officer need be a Shareholder.

     Section 2. ELECTION AND TERM. All officers shall be appointed by the Board of Directors or by a duly appointed officer pursuant to this Article V and shall serve at the pleasure of the Board of Directors or the appointing officers as the case may be. All officers, however appointed, may be removed with or without cause by the Board of Directors and any officer appointed by another officer may also be removed by the appointing officer with or without cause.

     Section 3. SALARIES. The salaries and compensation of all officers appointed by the Board of Directors shall be fixed by the Board of Directors, unless the Directors delegate such power to any officer or officers. Any payment made to an officer of the Corporation such as salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the Corporation to the full extent of such disallowance. It shall be the duty of the Directors, as a Board, to enforce payment of each amount disallowed. In lieu of payment by the officer, subject to the determination of the Directors, proportionate amounts may be withheld from his or her future compensation payments until the amount owed to the Corporation has been recovered.

     Section 4. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one shall so be elected, shall preside at all meetings of the Board of Directors and shall have such other powers as may be specifically designated by the Board of Directors.

     Section 5. PRESIDENT.

         (a) The President, if one shall so be elected, shall be elected by the Board of Directors and shall be the Chief Operating Officer of the Corporation and shall preside at all meetings of the Shareholders; in the absence of a Chairman, he shall preside at all meetings of the Board of Directors; he shall have general and active management of the business of the Corporation, and shall exercise general supervision and administration over all of its affairs with power to make all contracts in the conduct of the regular and ordinary business of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         (b) The President shall execute deeds, bonds, notes, mortgages and other contracts on behalf of the Corporation.

         (c) The President shall be ex-officio a member of all standing committees and shall have the generalpowers and duties of supervision and management usually vested in the office of the President of a Corporation.

         (d) The President may appoint and discharge agents and employees of the Corporation and fix their compensation subject to the general supervisory power of the Board of Directors, and do and perform such other duties as from time to time may be assigned to the President by the Board of Directors and as may be authorized by law. The President may from time to time appoint one or more Assistant Secretaries of the Corporation.

     Section 6. VICE PRESIDENT. The Vice President, if one or more shall so be elected, shall, in the absence or disability of the President, perform all of the duties and exercise all of the powers of the President and shall perform such other duties as the Board of Directors shall request or delegate. If there is more than one (1) Vice President, the one designated by the Board of Directors shall act in the absence of the President.

     Section 7. SECRETARY. The Secretary, if one shall so be elected, shall keep accurate records of the acts and proceedings of all meetings of Shareholders, Directors and committees of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and any meetings of the Board of Directors, and other notices required by law or these Bylaws, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation, and the Secretary or any other officer may affix the same to any instrument requiring it and, when so affixed, it may be attested by the Secretary's signature or by the signature of an Assistant Secretary. Notwithstanding the foregoing, unless otherwise required by law or the Code, the seal of the Corporation need not be affixed to any documents or instruments, nor must the Secretary or Assistant Secretary attest any such document or instrument. In the absence or disability of the Secretary or at the direction of the President, any Assistant Secretary or other officer designated by the Board of Directors may perform the duties and exercise the powers of the Secretary.

     Section 8. TREASURER.

         (a) The Treasurer, if one shall so be elected, shall have custody of and be responsible for all funds and securities, receipts and disbursements of the Corporation, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited, all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

         (b) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or by the President, taking proper vouchers for such disbursements, and shall render to the President and Directors, whenever they may require it, an account of all transactions as Treasurer and of the financial condition of the Corporation, and at the regular meeting of the Board of Directors next preceding the Annual Shareholders' Meeting, a like report for the preceding year.

         (c) The Treasurer shall keep an account of stock registered and transferred in such manner and subject to such regulations as the Board of Directors may prescribe.

         (d) The Treasurer shall give the Corporation a bond, if required by the Board of Directors, in such sum and in form and with security satisfactory to the Board of Directors for the faithful performance of the duties of the office and the restoration to the Corporation in case of the Treasurer's death, resignation or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession of the Treasurer, belonging to the Corporation. The Treasurer shall perform such other duties as the Board of Directors may from time to time prescribe or require.

     Section 9. DUTIES OF OFFICERS MAY BE DELEGATED. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any Director, a majority of the entire Board of Directors concurring therein.

                                   ARTICLE VI

             CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS AND DOCUMENTS

     Section 1. EXECUTION OF CONTRACTS AND DOCUMENTS. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers or agent or agents of the Corporation to enter into any contract or execute and deliver any instrument in the name and on the behalf of the Corporation, and such authority may be general or confined to specific instances, and unless so authorized by the Board of Directors or by an officer or committee to whom the power to prescribe such authority is delegated pursuant to the provisions of these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for damages, whether monetary or otherwise, for any purpose or for any amount.

     Section 2. LOANS. No loan shall be contracted on behalf of the Corporation, and no negotiable paper shall be issued in its name, unless authorized by the Board of Directors. When so authorized, any officer or agent of the Corporation may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, Corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidence of indebtedness of the Corporation, and when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation may mortgage, pledge, hypothecate or transfer any real or personal property at any time held by the Corporation and to that end execute instruments of mortgage or pledge or otherwise transfer said property. Such authority may be general or confined to specific instances.

     Section 3. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the President or such other person or persons and in such manner as shall, from time to time, be determined by the Board of Directors.

     Section 4. DEPOSITS. All funds of the Corporation shall be deposited to the credit of the Corporation under such conditions and in such banks, trust companies or other depositories as the Board of Directors may designate or as may be designated by an officer or officers or agent or agents of the Corporation to whom such power may, from time to time, be determined by the Board of Directors.

     Section 5. PROXIES. Unless otherwise provided by the Board of Directors, the President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation in the name and on behalf of the Corporation to cast the vote which the Corporation may be entitled to cast as a Shareholder or otherwise in any other corporation any of the stock or other securities of which is held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, and may instruct the person or persons so appointed as to the manner of casting such vote or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation such written proxies or other instruments as the President may deem necessary or proper in the premises.

     Section 6. CONFLICTING INTEREST TRANSACTIONS OF DIRECTORS OR OFFICERS. Contracts and transactions of the Corporation in which a Director or officer may have a conflicting interest (as such term is defined in Code Section 14-2-860) shall not be voidable solely because of the involvement or vote of such Director or officer provided compliance with the provisions of Code Sections 14-2-860 through 14-2-864.

                                   ARTICLE VII

                                  CAPITAL STOCK

     Section 1. AUTHORIZATION AND ISSUANCE OF SHARES. In accordance with the Code, the Board of Directors may authorize shares of any class or series provided for in the Articles of Incorporation to be issued for any consideration valid under the provisions of the Code. To the extent provided in the Articles of Incorporation, the Board of Directors shall determine the preferences, limitations, and relative rights of the shares.

     Section 2. CAPITAL STOCK. All shares issued by the Corporation shall be evidenced by a certificate or certificates. Each certificate of stock of the Corporation shall be numbered, shall be entered in the books of the Corporation, and shall be signed, either manually or in facsimile, by any one of the President, a Vice President, the Secretary, or the Treasurer or such other officer or officers as designated to sign such certificates, from time to time, by the Board of Directors.

In any case in which any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers. If a share certificate is signed in facsimile, then it shall be counter-signed by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. The corporate seal need not be affixed to the share certificate. Each certificate representing shares shall set forth upon the face thereof.

         (a) The name of the Corporation;

         (b) That the Corporation is organized under the laws of the State of Georgia;

         (c) The name of the person to whom issued; and

         (d) The number and class of shares and the designation of the series, if any, such certificate represents.

     Section 3. RECORD OF SHAREHOLDERS. The Corporation shall keep a record of the Shareholders of the Corporation which readily shows, in alphabetical order or by alphabetical index, and by classes of stock, the names of the Shareholders, including those Shareholders entitled to vote, with the address of and the number of shares held by each.

     Section 4. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 5. TRANSFERS OF STOCK. The transfers of stock shall be made on the books of the Corporation by the holder thereof, or by an attorney lawfully constituted in writing, and upon surrender of the certificate therefor, or in the case of a certificate alleged to have been lost, stolen or destroyed, upon compliance with the provisions of Section 4 of this Article VII of these Bylaws.

     Section 6. REGISTERED SHAREHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by laws of the state of incorporation.

     Section 7. FRACTIONAL SHARES. The Board of Directors shall not issue fractional shares, but may pay money in lieu thereof.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     Section 1. DEFINITIONS. As used in this Article VIII, the term:

         (a) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. Director includes, unless the context requires otherwise, the estate or personal representative of a director.

         (c) "Expenses" include attorneys' fees.

         (d) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

         (e) "Officer" means an individual who is or was an officer of the Corporation or an individual who, while an officer of the Corporation, is and was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. An officer is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. Officer includes, unless the context requires otherwise, the estate or personal representative of an officer.

         (f) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (g) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

     Section 2. INDEMNIFICATION.

         (a) Except as provided in subsections (d) and (e) of this Section 2 below, the Corporation shall indemnify an individual who is made a party to a proceeding because he is or was a director or officer against liability incurred by him in the proceeding if the individual acted in a manner he believed in good faith to be in or not opposed to the best interests of the Corporation and, in the case of any criminal proceeding, he had no reasonable cause to be believe his conduct was unlawful.

         (b) An individual's conduct with respect to an employee benefit plan for a purpose he believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (a) of this Section 2 above.

         (c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, be determinative that an individual did not meet the standard of conduct set forth in subsection (a) of this Section 2 above.

         (d) The Corporation shall not indemnify an individual under this
Article VIII:

            (1) In connection with a proceeding by or in the right of the Corporation in which such individual was adjudged liable to the Corporation; or

            (2) In connection with any other proceeding in which such individual was adjudged liable on the basis that personal benefit was improperly received by him unless, and then only to the extent that, a court of competent jurisdiction determines pursuant to Section 14-2-854 of the Code that in view of the circumstances of the case, such individual is fairly and reasonably entitled to indemnification.

         (e) Indemnification permitted under this Article VIII in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

     Section 3. ADVANCES FOR EXPENSES.

         (a) The Corporation shall pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of final disposition of the proceeding if:

            (1) Such individual furnishes the Corporation a written affirmation of his good faith belief that he has met the standard of conduct set forth in subsection (a) of Section 2 above; and

            (2) Such individual furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay any advances if it is ultimately determined that he is not entitled to indemnification under this Article VIII.

         (b) The undertaking required by paragraph (2) of subsection (a) of this
Section 3 must be an unlimited general obligation of the director or officer but need not be secured and may be accepted without reference to financial ability to make repayment.

     Section 4. COURT-ORDERED INDEMNIFICATION AND ADVANCES FOR EXPENSES. Unless the Articles of Incorporation provide otherwise, a director or officer of the Corporation who is a party to a proceeding may apply for indemnification or advances for expenses to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court after giving any notice the court considers necessary may order indemnification or advances for expenses if it determines:

         (a) The individual is entitled to mandatory indemnification under Code
Section 14-2-852, in which case the court shall also order the Corporation to pay such individual's reasonable expenses incurred to obtain court ordered indemnification;

         (b) The individual is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standard of conduct set forth in subsection (a) of Section 2 above or was adjudged liable as described in subsection (d) of Section 2 above, but if he was adjudged so liable his indemnification is limited to reasonable expenses incurred unless the Articles of Incorporation or a contract or resolution approved or ratified by the Shareholders pursuant to Section 6 of this Article VIII below provides otherwise; or

         (c) In the case of advances for expenses, the individual is entitled pursuant to the Articles of Incorporation or any applicable resolution or agreement, to payment or reimbursement of his reasonable expenses incurred as a party to a proceeding in advance of final disposition of the proceeding.

     Section 5. DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION.

         (a) The Corporation shall not indemnify a director or officer under
Section 2 of this Article VIII above unless a determination has been made in the specific case that indemnification of such individual is permissible in the circumstances because he has met the standard of conduct set forth in subsection
(a) of Section 2 of this Article VIII above; provided, however, that regardless of the result or absence of any such determination, and unless limited by the Articles of Incorporation, to the extent that such individual has been successful, on the merits or otherwise, in the defense of any proceeding to which he was a party, or in defense of any claim, issue or matter therein, because he is or was a director or officer, the Corporation shall indemnify such individual against reasonable expenses incurred by him in connection therewith.

         (b) The determination specified in subsection (a) of this Section 5 shall be made:

            (1) By the Board of Directors by majority vote of a quorum consisting of Directors not at the time parties to the proceeding;

            (2) If a quorum cannot be obtained under paragraph (1) of this subsection (b) of this Section 5, by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are parties may participate), consisting solely of two or more Directors not at the time parties to the proceeding;

            (3) By special legal counsel:

               (A) Selected by the Board of Directors or its committee in the manner prescribed in paragraphs (1) and (2) of this subsection (b) of this
Section 5; or

               (B) If a quorum of the Board of Directors cannot be obtained under paragraph (1) of this subsection (b) of this Section 5 and a committee cannot be designated under paragraph (2) of this subsection (b) of this Section 5, selected by a majority vote of the full Board of Directors (in which selection Directors who are parties may participate); or

            (4) By the Shareholders, but shares owned by or voted under the control of directors or officers who are at the time parties to the proceeding may not be voted on the determination.

         (c) Evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, evaluation as to reasonableness of expenses shall be made by those entitled under paragraph (3) of subsection (b) of this Section 5 to select counsel.

     Section 6. SHAREHOLDER APPROVED INDEMNIFICATION.

         (a) If authorized by the Articles of Incorporation or a contract or resolution approved or ratified by the Shareholders of the Corporation by a majority of the votes entitled to be cast, the Corporation may indemnify or obligate itself to indemnify a director or officer made a party to a proceeding, including a proceeding brought by or in the right of the Corporation, without regard to the limitations in other Sections of this Article VIII.

         (b) The Corporation shall not indemnify an individual under this
Section 6 for any liability incurred in a proceeding in which such individual is adjudged liable to the Corporation or is subjected to injunctive relief in favor of the Corporation:

         (1) For any appropriation, in violation of his duties, of any business opportunity of the Corporation;

         (2) For acts or omissions which involve intentional misconduct or a knowing violation of law;

         (3) For the types of liability set forth in Section 14-2-832 of the Code; or

         (4) For any transaction from which he received an improper personal benefit.

     (c) Where approved or authorized in the manner described in subsection (a) of this Section 6, the Corporation may advance or reimburse expenses incurred in advance of final disposition of the proceeding only if:

         (1) The Director furnishes the Corporation a written affirmation of his good faith belief that his conduct does not constitute behavior of the kind described in subsection (b) of this Section 6; and

         (2) The Director furnishes the Corporation a written undertakings executed personally or on his behalf to repay any advance if it is ultimately determined that he is not entitled to indemnification under this Section 6 of this Article VIII.

     Section 7. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Unless the Articles of Incorporation provide otherwise, the Corporation may indemnify and advance expenses to an employee or agent of the Corporation who is not a director or officer to the same extent, consistent with public policy, that may be provided by the Articles of Incorporation, these Bylaws, general or specific action of the Board of Directors, or contract.

     Section 8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify him against the same liability under Sections 2 and 5 of this Article VIII above.

     Section 9. NOT EXCLUSIVE OF OTHER RIGHTS. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights, in respect of indemnification or seeking indemnification may be entitled apart from the provisions of this y both as to action by a director, officer, employee or agent in his official n in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 10. SEVERABILITY. In the event that any of the provisions of
Article VIII is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article VIII shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE IX

                                EMERGENCY POWERS

     Section 1. POWER TO ADOPT. Unless the Articles of Incorporation provide otherwise, the Board of Directors may adopt bylaws to be effective only in an emergency, which bylaws shall be subject to amendment or repeal by the Shareholders. An emergency exists for purposes of this Section if a quorum of the Directors cannot readily be assembled because of some catastrophic event. The emergency bylaws may make any provision that may be practical and necessary for the circumstances of the emergency.

     Section 2. LINES OF SUCCESSION OF OFFICERS OR AGENTS. The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

     Section 3. CHANGE OF OFFICE. The Board of Directors, either before or during any such emergency, may, effective in the emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do.

     Section 4. EFFECT OF BYLAWS. To the extent not inconsistent with any emergency bylaws so adopted, these Bylaws shall remain in effect during any such emergency and, upon its termination, the emergency bylaws shall cease to be operative.

     Section 5. NOTICES. Unless otherwise provided in emergency bylaws, notice of any meeting of the Board of Directors during any such emergency may be given only to such of the Directors as it may be feasible to reach at the time, and by such means as may be feasible at the time, including publication, radio or television.

     Section 6. QUORUM. To the extent required to constitute a quorum at any meeting of the Board of Directors during any such emergency, the officers of the Corporation who are present shall, unless otherwise provided in the emergency bylaws, be deemed, in order of rank and within the same rank and order of seniority, Directors for such meeting.

     Section 7. LIABILITY. Corporate action taken in good faith in accordance with the emergency bylaws binds the Corporation and may not be used to impose liability on a corporate director, officer, employee or agent.

                                    ARTICLE X

                              BUSINESS COMBINATIONS

     All of the fair price requirements contained in Sections 14-2-1110 through 14-2-1114 of the Code and the requirements for business combinations with interested stockholders contained in Sections 14-2-1131 through 14-2-1133 of the Code shall apply to any business combination of the Corporation.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     Section 1. FISCAL YEAR. The fiscal year of the Corporation shall run from the 1st day of January to the 31st day of December. The Board of Directors is authorized to change the fiscal year of the Corporation from time to time as it deems appropriate provided such change is not in violation of any provision of the Internal Revenue Code of 1986, as amended, or in violation of any applicable state statute.

     Section 2. CORPORATE SEAL. The seal of the Corporation shall be in the following form, to-wit:



The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. In the event it is inconvenient to use such a seal at any time, the signature of the Corporation followed by the word "Seal" enclosed in parentheses shall be deemed the seal of the Corporation.

     Section 3. ANNUAL STATEMENTS. Not later than four (4) months after the close of each fiscal year, and in any case prior to the next annual meeting of Shareholders, the Corporation shall prepare:

         (a) A balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and

         (b) A profit and loss statement showing the results of its operations during its fiscal year.

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

     Section 4. INSPECTION OF BOOKS AND RECORDS. The inspection rights of Shareholders owning two percent (2%) or less of the shares outstanding of the Corporation are limited as provided under Section 14-2-1602(e) of the Code, as follows: unless consented to in writing by Board of Directors, in its sole discretion, such Shareholders have no right to inspect the following books and records of the Corporation:

         (a) Excerpts from Minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not subject to inspection under subsection 14-2-1602(a) of the Code;

         (b) Accounting records of the Corporation; and

         (c) The record of Shareholders.

     Section 5. CONFLICT WITH ARTICLES OF INCORPORATION. In the event that any provision of these Bylaws conflicts with any provision of the Articles of Incorporation, the Articles of Incorporation shall govern.

     Section 6. DIVIDENDS. Subject to limitations imposed by Georgia statutes, distributions to the Shareholders may be declared at such time or times, and in such amounts as the Board of Directors shall from time to time determine.

     Section 7. ADOPTION OF AMENDMENTS TO INCENTIVE STOCK OPTION PLANS. In addition to the rights of the Board of Directors to approve the adoption of amendments to any incentive stock option plans of the Corporation which qualify under Section 422A of the Internal Revenue Code of 1986, as amended, the Shareholders of the Corporation may approve any such amendment by written consent of the Shareholders which is signed by Shareholders having voting power to cast not less than the minimum number of votes that would be necessary to authorize such action, as provided in and subject to the provisions of Section 14-2-704, as amended, of the Code.

                                   ARTICLE XII

                                   AMENDMENTS

     Except as otherwise provided in these Bylaws, the Board of Directors shall have power to alter, amend or repeal these Bylaws or adopt new Bylaws by majority vote of all of the Directors, but any Bylaws adopted by the Board of Directors may be altered, amended or repealed, and new Bylaws adopted, by the Shareholders by majority vote of all of the shares having voting power. The Shareholders may prescribe by expressing in the action they take in adopting any Bylaw or Bylaws that the Bylaw or Bylaws so adopted shall not be altered, amended or repealed by the Board of Directors.

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